Exhibit 10.1

EQUITY SWAP AGREEMENT

This Equity Swap Agreement (“Agreement”) is made as of February 28, 2025 (the “Effective Date”), by and between Nuburu, Inc. (“BURU”), a Delaware corporation listed on NYSE MKT, and HUMBL, Inc. (“HMBL”), a Delaware corporation listed on OTC Pink. BURU and HMBL may each be referred to as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Parties desire to complete an equity swap valued at $2,000,000 in their respective companies to align strategic initiatives;

WHEREAS, HMBL is required to distribute at least seventy percent (70%) of the BURU Shares to its estimated 141,000 common stockholders; and

WHEREAS, Exhibit A to this Agreement establishes a Master Distribution Agreement to support BURU’s global expansion, with an initial focus on Brazil and subsequent Latin American markets.

NOW, THEREFORE, in consideration of the mutual covenants herein, the Parties agree as follows:

ARTICLE I - EQUITY SWAP

1.1 Share Exchange

On the Closing Date (as defined below):

a) BURU shall issue and deliver to HMBL a number of shares of BURU common stock (the “BURU Shares”) equal to the lesser of: (i) $2,000,000 divided by the Valuation Price (as defined below); and (ii) maximum number of shares issuable without exceeding the Ownership Limitation (as defined below). The “Valuation Price” means the closing trade price of BURU’s common stock on the earlier of: (1) the effective date of a registration or offering statement filed with the Securities and Exchange Commission covering the BURU shares, and (2) April 15, 2025.

(b) HMBL shall issue and deliver to BURU a number of shares of Series C Preferred Stock to BURU with a value equal to the BURU shares at the Valuation Price (the “HUMBL Shares”).

1.2 Ownership Limitation

The Company will not issue shares of Common Stock under this Agreement to the extent that such shares would equal greater than 19.9% of the Common Stock outstanding as of the Effective Date (the “Ownership Limitation”), unless the Company first obtains stockholder approval of any such issuance in excess of such limitation. These ownership limitations are enforceable, unconditional, and non-waivable and will apply to all affiliates and assigns of HMBL.

1.3 Closing Date

The closing date shall occur five (5) business days after all required regulatory approvals are received, if applicable, and the Parties approve an ex-dividend and distribution date for the BURU Shares (the “Closing Date”). This Agreement will automatically terminate if the Closing Date has not occurred by December 31, 2025.

1.4 NYSE Listing Requirement

Prior to the Closing Date, BURU will submit a supplemental listing of shares to be issued hereunder to The New York Stock Exchange.

ARTICLE II - DIVIDEND REQUIREMENT

HMBL shall distribute at least 70% of the BURU Shares to its common stockholders no later than ten (10) days from the Closing Date, based on a record date determined by HMBL’s Board of Directors. BURU to pay the costs incurred by HUMBL in connection with the distribution.

ARTICLE III - MASTER DISTRIBUTION AGREEMENT

The Parties agree to simultaneously execute the Master Distribution Agreement attached hereto as Exhibit A to expand BURU’s global presence, particularly in Latin America, focusing on its defense-sector offerings and additional service portfolio.

ARTICLE IV - CLOSING CONDITIONS

Each Party’s obligation to consummate the Equity Swap is subject to:

(a) Receipt of any required regulatory approvals;

(b) Accuracy of the other Party’s representations and warranties; and

(c) Performance of all pre-closing obligations.

ARTICLE V - REPRESENTATIONS AND WARRANTIES

Each Party represents and warrants to the other that:

5.1 Organization

It is duly organized and validly existing under the laws of its jurisdiction of incorporation.

5.2 Authority

It has full power and authority to execute and deliver this Agreement and fulfill its obligations.

5.3 Valid Issuance

The issued shares shall be duly authorized, validly issued, fully paid, and non-assessable.

ARTICLE VI - REGISTRATION COMMITMENT

(a) BURU shall take all necessary actions, including filing relevant registration statements, to ensure the lawful distribution of the BURU Shares.

(b) BURU agrees to file such registration statement with the SEC within twenty (20) days of the Effective Date.

ARTICLE VII - MISCELLANEOUS

7.1 Governing Law

This Agreement shall be governed by the laws of the State of Delaware.

7.2 Entire Agreement

This Agreement constitutes the entire agreement between the Parties regarding the Equity Swap.

7.3 Counterparts

This Agreement may be executed in counterparts, including via electronic signature.

IN WITNESS WHEREOF, the Parties execute this Equity Swap Agreement as of the date first written above.

NUBURU, INC.

By:
Alessandro Zamboni, Executive Chairman

HUMBL, INC.

By:
Thiago Moura, CEO

EXHIBIT A TO EQUITY SWAP AGREEMENT

MASTER DISTRIBUTION AGREEMENT

This Master Distribution Agreement (the “Agreement”) is made and entered into as of February 26, 2025 (the “Effective Date”), by and between:

1.	Nuburu, Inc. (“BURU”), a Delaware corporation, and

2.	HUMBL, Inc. (“HMBL”), a Delaware corporation.

BURU and HMBL may each be referred to as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Parties have entered into an Equity Swap Agreement dated February 28, 2025, whereby each Party will exchange $2,000,000 in equity to align strategic initiatives;

WHEREAS, the Parties wish to establish a commercial distribution relationship in which HMBL will distribute and promote BURU’s products and services within certain geographic regions; and

WHEREAS, HMBL will be granted exclusive rights for two (2) years to distribute BURU’s technology in Brazil and non-exclusive rights throughout Latin America.

NOW, THEREFORE, in consideration of the mutual covenants herein, the Parties agree as follows:

ARTICLE I - APPOINTMENT & RIGHTS

1.1 Appointment of HMBL as BURU Distributor

(a) BURU hereby appoints HMBL as the exclusive distributor of BURU’s laser technology and industrial solutions in Brazil for a period of two (2) years from the Effective Date.

(b) HMBL shall have non-exclusive distribution rights for BURU’s products and services throughout Latin America.

(c) HMBL shall be responsible for maintaining and managing its own salesforce and operational execution for BURU’s product line in the Latin American region.

ARTICLE II - DISTRIBUTION OBLIGATIONS

2.1 General Responsibilities of HMBL

HMBL shall:

(a) Comply with all local laws and regulations applicable to the distribution of BURU’s products and services;

(b) Ensure that marketing, branding, and promotional activities are consistent with BURU’s brand guidelines and corporate identity;

(c) Train its salesforce and provide adequate technical and operational support for the distributed products and services; and

(d) Share quarterly sales and distribution performance reports with BURU.

2.2 Sales and Marketing Coordination

(a) The Parties shall jointly explore co-branding opportunities to increase visibility and adoption of their respective products.

(b) The Parties agree to collaborate in identifying cross-selling opportunities between their portfolio companies and clients to maximize profitability.

ARTICLE III - REVENUE SHARING & PRICING

3.1 Pricing and Payment Terms

(a) BURU shall determine resale pricing for its products in Latin America.

(b) Payment terms for product sales shall be mutually agreed upon and detailed in separate Purchase Orders (POs).

(c) HMBL shall have the right to negotiate volume-based discounts based on projected sales commitments.

3.2 Revenue Sharing

(a) The Parties agree to negotiate potential revenue-sharing models for co-marketed products in mutually agreed-upon cases.

(b) Any specific revenue-sharing arrangement shall be documented in an addendum to this Agreement.

ARTICLE IV - TERM & TERMINATION

4.1 Term

This Agreement shall commence on February 28, 2025, and shall remain in effect for two (2) years, unless terminated earlier as per Section 4.2.

4.2 Termination

Either Party may terminate this Agreement:

(a) For cause, if the other Party breaches a material obligation and fails to cure such breach within thirty (30) days after receiving written notice.

(b) For convenience, by providing sixty (60) days’ prior written notice to the other Party.

4.3 Effect of Termination

Upon termination:

(a) Any outstanding Purchase Orders shall be fulfilled unless otherwise agreed.

(b) HMBL shall cease marketing and selling BURU’s products, except as required for winding down existing sales obligations.

ARTICLE V - CONFIDENTIALITY & INTELLECTUAL PROPERTY

5.1 Confidentiality

Each Party agrees to keep confidential any proprietary or sensitive information exchanged during the term of this Agreement.

5.2 Intellectual Property Rights

(a) Nothing in this Agreement transfers ownership of either Party’s trademarks, patents, copyrights, or trade secrets.

(b) HMBL shall have the right to use BURU’s trademarks and branding solely for the marketing and sale of the distributed products under this Agreement.

ARTICLE VI - GOVERNING LAW & DISPUTE RESOLUTION

6.1 Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

6.2 Dispute Resolution

(a) The Parties shall attempt to resolve disputes amicably through negotiation.

(b) If a resolution is not reached within thirty (30) days, the dispute shall be referred to binding arbitration in Delaware, per the rules of the American Arbitration Association (AAA).

ARTICLE VII - MISCELLANEOUS

7.1 Entire Agreement

This Agreement, together with the Equity Swap Agreement, constitutes the entire understanding between the Parties with respect to the subject matter herein.

7.2 Amendments

Any amendments must be made in writing and signed by both Parties.

7.3 Counterparts

This Agreement may be executed in counterparts, including via electronic signature, with each counterpart deemed an original.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Master Distribution Agreement as of the Effective Date.

NUBURU, INC.

By:
Alessandro Zamboni, Executive Chairman

HUMBL, INC.

By:
Thiago Moura, CEO